EXHIBIT 10.4

EXECUTION COPY

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

FIRST AMENDMENT dated as of June 26, 2008 (this “Amendment”) to the Intercreditor Agreement dated as of May 5, 2006 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time (the “Intercreditor Agreement”)), by and among THE BANK OF NEW YORK, in its capacity as collateral agent under that certain (i) FCC Intercreditor Agreement and (ii) GSA Intercreditor Agreement, including its successors and assigns from time to time (the “Collateral Agent”), JPMORGAN CHASE BANK, N.A. (“JPM”), in its capacity as administrative agent under the Revolving Credit Agreement (as defined below), including its successors and assigns from time to time (the “Administrative Agent”), JPM, as New Collateral Agent for the secured parties under the Collateral Agency Agreement (each as hereinafter defined) and GENERAL MOTORS CORPORATION (“GM”), including their successors and assigns from time to time (collectively, the “Second Lien Lenders”), and acknowledged and agreed to by XM Satellite Radio Inc., a Delaware corporation (the “Company”), XM Satellite Radio Holdings Inc., a Delaware corporation (“Holdings”) and each First Lien Subsidiary Guarantor (as defined herein). All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Intercreditor Agreement.

1. The Company and Holdings are party to (i) that certain Credit Agreement, dated as of May 5, 2006 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, Holdings, the lenders party thereto, the Administrative Agent, Credit Suisse Securities (USA) LLC, as Syndication Agent, Citicorp North America Inc., as Documentation Agent, and J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Bookrunners and Joint Lead Arrangers, (ii) that certain Credit Agreement, dated as of January 28, 2003, as amended by the First Amendment to Credit Agreement in January 2004, the Second Amendment to Credit Agreement in December 2005 and the Third Amendment to Credit Agreement dated as of April 19, 2006, among the Company, Holdings and GM and (iii) that certain Third Amended and Restated Distribution Agreement, dated as of February 6, 2008, , among the Company, Holdings and GM.

2. Under Section 2.19 of the Revolving Credit Agreement, the Borrower may, subject to certain terms and conditions set forth therein, elect to request an increase to the existing Commitments by an amount not to exceed $100.0 million in the aggregate (the “New Commitments”).

3. In lieu of such New Commitments, the Company and Holdings intend to incur on the date hereof a senior secured term loan facility in an aggregate principal amount not to exceed $100.0 million, pursuant to a Credit Agreement dated as of June 26, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement” and together with the Revolving Credit Agreement, the “First Lien Credit Agreements”), by and among

Holdings, the Company, the lenders from time to time party thereto, UBS AG, Stamford Branch, as administrative agent (together with its successors in such capacity, the “Term Loan Administrative Agent”) and UBS Securities LLC, as sole lead arranger and sole bookrunner, which senior secured term loan facility will be secured equally and ratably by the Collateral, and that in connection with the incurrence of such senior secured term loan facility the Company will no longer be permitted to obtain the New Commitments in the future.

4. The Company and Holdings have requested that the Collateral Agent, the Administrative Agent and the Second Lien Lenders, in connection with the foregoing, agree to amend the Intercreditor Agreement to make the changes set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

(a) The Intercreditor Agreement is hereby amended by (i) replacing the words “First Lien Credit Agreement” with the words “Revolving Credit Agreement” and (ii) inserting the words “UBS AG STAMFORD BRANCH, as administrative agent under the Term Loan Credit Agreement (as defined below), including its successors and assigns from time to time (the “Term Loan Administrative Agent”),” immediately after the words “(the “Administrative Agent”)”, in each case in the preamble thereto.

(b) The Intercreditor Agreement is hereby further amended by deleting the third and fourth recitals thereof in its entirety and replacing it with the following:

“WHEREAS, the Company and Holdings, have entered into (i) that certain Credit Agreement, dated as of May 5, 2006 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, Holdings, the lenders party thereto, the Administrative Agent, Credit Suisse Securities (USA) LLC, as Syndication Agent, Citicorp North America Inc., as Documentation Agent, and J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Bookrunners and Joint Lead Arrangers, providing for a revolving credit facility and (ii) that certain Credit Agreement dated as of June 26, 2008, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”) by and among Holdings, the Company, the lenders from time to time party thereto, the Term Loan Administrative Agent and UBS Securities LLC, as sole lead arranger and sole bookrunner, providing for a term loan credit facility.

WHEREAS, the Company, Holdings and General Motors Corporation entered into that certain Third Amended and Restated

Distribution and Credit Agreement, dated as of February 6, 2008, (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Second Lien Credit and Distribution Agreement”);”

(c) The Intercreditor Agreement is hereby further amended by deleting clause (ii) in the fifth recital thereof in its entirety and replacing it with the following:

“(ii) (a) that certain Guarantee, dated as of May 5, 2006, and (b) that certain Guarantee, dated as of June 26, 2008, Holdings has agreed to guarantee the Obligations under the First Lien Credit Agreements (the “First Lien Holdings Guarantee”) and certain current and future subsidiaries of the Company (such current and future subsidiaries of the Company, the “First Lien Subsidiary Guarantors”) have agreed to guarantee the Obligations under the First Lien Credit Agreement (the “First Lien Subsidiary Guarantee”) and”

(d) Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definitions of “GM Credit Agreement” and “OnStar Distribution Agreement” in their entirety.

(e) Section 1.1 of the Intercreditor Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

(i) “Collateral Agency Agreement” shall mean that certain Collateral Agency Agreement, dated as of June 26, 2008, among the Administrative Agent, the Term Loan Administrative Agent and the New Collateral Agent.

(ii) “New Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Collateral Agency Agreement or such other Person then serving as collateral agent under the Collateral Agency Agreement.

(iii) “Revolving Credit Agreement” shall have the meaning set forth in the Recitals to this Agreement.

(iv) “Term Loan Administrative Agent” shall have the meaning set forth in the Preamble to this Agreement.

(v) “Term Loan Credit Agreement” shall have the meaning set forth in the Recitals to this Agreement.

(f) The definition of “Agent” in Section 1.1 is hereby amended by replacing the words “First Lien Credit Agreement” with the words “Revolving Credit Agreement”.

(g) The definition of “Discharge of First Lien Obligations” is hereby amended by replacing the words “First Lien Lenders” in clauses (c) and (e) thereof with the words “First Lien Claimholders”.

(h) The definition of “First Lien Agent” in Section 1.1 is hereby amended by replacing the words “Administrative Agent” with the words “New Collateral Agent”.

(i) The definition of “First Lien Credit Agreement” in Section 1.1 is hereby amended and restated in its entirety as follows:

“ “First Lien Credit Agreement” shall mean the Revolving Credit Agreement and/or the Term Loan Credit Agreement, individually or collectively, as the context may require.”

(j) The definition of “First Lien Obligations” in Section 1.1 is hereby amended by replacing the words “First Lien Credit Agreement” with the words “Revolving Credit Agreement” in the fifth line thereof.

(k) The definition of “First Lien Qualified Counterparty” in Section 1.1 is hereby amended by (i) replacing the words “First Lien Credit Agreement” with the words “Revolving Credit Agreement” in the third line thereof and (ii) deleting the words “under and as defined in the First Lien Credit Agreement” after the word “Agent” in the fourth line thereof.

(l) The definition of “New Collateral Documents” in Section 1.1 is hereby amended by inserting the words “the Collateral Agency Agreement,” after the words “Collateral Agreement” in the first line thereof.

(m) The definition of “Release Date” in Section 1.1 is hereby amended as follows:

(i) clause (d)(i) of such Section is hereby amended by inserting the words “, as certified to the Administrative Agent and the Term Loan Administrative Agent by a Responsible Officer of the Company,” immediately after the parenthetical appearing in such clause; and

(ii) adding the following proviso immediately before the “.” at the end thereof as follows:

“; provided that, if both the Revolving Credit Agreement and the Term Loan Credit Agreement are in full force and effect, both the “Release Date” under the Revolving Credit Agreement and the “Release Date” under the Term Loan Credit Agreement shall occur on the same date.”

(n) Section 5.3(c) of the Intercreditor Agreement is hereby amended by replacing the words “GM Credit Agreement and the OnStar Distribution Agreement” with the words “Second Lien Credit and Distribution Agreement” in the third line thereof.

(o) Section 5.5 of the Intercreditor Agreement is hereby amended by:

(i) inserting “(a)” immediately before the “If” in the first sentence of such Section;

(ii) re-lettering the existing clauses “(a)” and “(b)” as subclauses “(i)” and “(ii)” respectively, and

(iii) adding a new clause (b) to the end of such Section as follows:

“(b) On or after the date hereof, and prior to the Discharge of First Lien Obligations, the Company will be permitted to designate as a First Lien Claimholder hereunder each Person who is, or who becomes, the holder of Indebtedness incurred by the Company and/or Holdings or any Subsidiary Guarantor that is permitted to constitute First Lien Obligations hereunder and is permitted under the terms of each First Lien Credit Agreement and any other agreement evidencing or in respect of any other First Lien Obligations to be equally and ratably secured with the obligations in respect of such First Lien Credit Agreement and any other agreement evidencing or in respect of any other First Lien Obligations, it being understood and agreed that while any First Lien Credit Agreement is outstanding (and prior to the Discharge of First Lien Obligations in respect of each First Lien Credit Agreement) the interests of such new First Lien Claimholders shall be represented by the First Lien Agent in accordance with the terms of either the Existing Intercreditor Agreements or, after the Release Date, the Collateral Agency Agreement, as applicable. The Company shall effect such designation by delivering to each other party hereto (other than affiliates of the Company) a notice substantially in the form of Exhibit A hereto (each such notice, an “Additional First Lien Debt Notice”, provided, however, that the failure to so deliver a copy of the Additional First Lien Debt Notice shall not affect the status of such debt as First Lien Obligations if the other requirements of this Section are complied with. Notwithstanding the foregoing, nothing in this Section will be construed to allow the Company, Holdings or any Subsidiary Guarantor to incur additional Indebtedness unless otherwise permitted by the terms of all First Lien Documents and Second Lien Documents in effect at the time of such incurrence.”

(p) Section 7.4 of the Intercreditor Agreement is hereby amended by inserting the words “, First Lien Claimholders “ immediately after the words “First Lien Agent” in clause (a) thereof.

(q) The Intercreditor Agreement is hereby further amended by adding a new “Exhibit A” thereto in the form of Annex I attached hereto.

SECTION 2. Conditions to Effectiveness. The amendments included in this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Intercreditor Amendment Effective Date”):

(a) the Administrative Agent shall have received signed written authorization from the Required Lenders under and as defined in the Revolving Credit Agreement to execute this Amendment;

(b) each of the parties hereto shall have received counterparts of this Amendment executed by each other party hereto and acknowledged by Holdings, the Company and the First Lien Subsidiary Guarantors; and

(c) each of the Fourth Amendment to the Revolving Credit Agreement and the Collateral Agency Agreement, shall have become effective in accordance with the respective terms and conditions thereof.

SECTION 3. Reference to and Effect on the Intercreditor Agreement.

(a) Upon and after the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as amended hereby. This Amendment is a Loan Document (as defined under each of the First Lien Credit Agreements).

(b) Except as specifically amended above, the Intercreditor Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any person under the Intercreditor Agreement, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Intercreditor Agreement.

(d) OnStar Corporation hereby acknowledges and agrees that it is no longer a party to the Second Lien Documents and is no longer a creditor in respect of any of the Second Lien Obligations and, accordingly, as of the Intercreditor Amendment Effective Date, it shall cease to be a party to the Intercreditor Agreement.

SECTION 4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Binding on Successors and Assigns. This Amendment shall be binding upon Holdings, the Company and the Subsidiary Guarantors, the First Lien Agent, the First Lien Claimholders (as defined in the Intercreditor Agreement), the Second Lien Lenders, and each of their respective successors and assigns.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE BANK OF NEW YORK,
as Collateral Agent

By:	/s/ Remo J. Reale
Name:	Remo J. Reale
Title:	Vice President

The Bank of New York
101 Barclay Street, Floor 8 West
New York, NY 10286
Attention: Corporate Trust Administration
Telecopy: (212) 815-3272

[Signature Page to First Amendment to Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

JPMorgan Chase Bank, N.A.
Loan and Agency Services Group
1111 Fannin, 8th Floor
Houston, TX 77002
Attention Demetra A. Mayon
Telecopy No. (713) 750-7928

with a copy to

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: Peter B. Thauer
Telecopy: (212) 270-5127

[Signature Page to First Amendment to Intercreditor Agreement]

GENERAL MOTORS CORPORATION

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

[Signature Page to First Amendment to Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A.,
as New Collateral Agent

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

[Signature Page to First Amendment to Intercreditor Agreement]

Consented to by:

ONSTAR CORPORATION

By:	/s/ Richard M. Lee
Name:	Richard M. Lee
Title:	Vice President

[Signature Page to First Amendment to Intercreditor Agreement]

Acknowledged and Agreed to by:

The Company:

XM SATELLITE RADIO INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM Satellite Radio Inc.
1500 Eckington Place, N.E. Washington D.C. 20002
Attention: Joseph J. Euteneuer
Telecopy: (202) 380-4534

Holdings:

XM SATELLITE RADIO HOLDINGS INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM Satellite Radio Holdings Inc.
1500 Eckington Place, N.E. Washington D.C. 20002
Attention: Joseph J. Euteneuer
Telecopy: (202) 380-4534

[Signature Page to First Amendment to Intercreditor Agreement]

First Lien Subsidiary Guarantors:

XM RADIO INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM Radio Inc.
1500 Eckington Place, N.E.
Washington D.C. 20002
Attention: Joseph J. Euteneuer
Telecopy: (202) 380-4534

XM EQUIPMENT LEASING LLC

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM Equipment Leasing LLC
1500 Eckington Place, N.E.
Washington D.C. 20002
Attention: Joseph J. Euteneuer
Telecopy: (202) 380-4534

[Signature Page to First Amendment to Intercreditor Agreement]

Appendix I

[EXHIBIT A to Intercreditor Agreement]

[FORM OF]

ADDITIONAL FIRST LIEN DEBT NOTICE1

[INSERT DATE], 20[    ]

TO: The parties named herein as Agents

and Second Lien Lenders

FROM: XM Satellite Radio Inc.

1500 Eckington Place, N.E.

Washington D.C. 20002

Telecopier No.: (202) 380-4534

RE: XM Satellite Radio Inc.

Ladies and Gentlemen:

Reference is made to the Intercreditor Agreement, dated as of May 5, 2006, as amended by the First Amendment to Intercreditor Agreement, dated as of June 26, 2008 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among [THE BANK OF NEW YORK, in its capacity as collateral agent under that certain FCC Intercreditor Agreement and that certain GSA Intercreditor Agreement (the “Existing Collateral Agent”)]2, [JPMORGAN CHASE BANK N.A.], in its capacity as new collateral agent under the First Lien Credit Agreement (the “New Collateral Agent” and together with the Existing Collateral Agent, the “Agents”), and GENERAL MOTORS CORPORATION (the “Second Lien Lenders”), and acknowledged and agreed to by XM Satellite Radio Inc., a Delaware corporation (the “Company”), XM Satellite Radio Holdings Inc., a Delaware corporation and each First Lien Subsidiary Guarantor. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.

This Additional First Lien Debt Notice is being executed and delivered in order to designate additional secured debt as First Lien Obligations entitled to the benefit of the Intercreditor Agreement.

[1]	PRINT ON LETTERHEAD OF XM SATELLITE RADIO INC.
[2]	TO BE DELETED FOLLOWING THE RELEASE DATE.

[Appendix I - First Amendment to Intercreditor Agreement]

The undersigned, the duly appointed [specify title] of the Company hereby certifies on behalf of the Company that:

(i) the Company intends to incur additional secured debt (“Additional Secured Debt”) which will be First Lien Obligations under and as permitted by the Intercreditor Agreement, each First Lien Credit Agreement and any and all other agreements evidencing or in respect of any other First Lien Obligations;

(ii) such Additional Secured Debt shall consist of [DESCRIBE].

IN WITNESS WHEREOF, the Company has caused this Additional First Lien Debt Notice to be duly executed by the undersigned officer as of                             , 20    .

[Signature page follows]

[Appendix II - First Amendment to Intercreditor Agreement]

XM SATELLITE RADIO INC.

By:
Name:
Title:

[Appendix I - First Amendment to Intercreditor Agreement]